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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C.  20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of report (date of earliest event reported):
                               February 3, 1998




                                  PACIFICORP

            (Exact name of registrant as specified in its charter)

    State of Oregon                 1-5152                     93-0246090
(State of Incorporation)          (Commission               (I.R.S. Employer
                                   File No.)               Identification No.)



700 N.E. Multnomah, Suite 1600, Portland, Oregon                    97232-4116
(Address of principal executive offices)                            (Zip Code)

              Registrant's telephone number, including area code:
                                (503) 731-2000



                                   No Change
         (Former Name or Former Address, if changed since last report)
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Item 5. OTHER EVENTS

          Information contained in the news release of PacifiCorp (the "Company") issued February 3, 1998 relating to the proposed cash offer by a subsidiary of the Company for all outstanding shares of The Energy Group is incorporated herein by reference. Also incorporated by reference is the information contained in the announcement of PacifiCorp and The Energy Group, dated February 3, 1998, relating to the proposed cash offer for shares of The Energy Group.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

          (c)  Exhibits.

               99(a) PacifiCorp news release issued February 3, 1998.

               99(b) Announcement of PacifiCorp and The Energy Group, dated
                     February 3, 1998, relating to the proposed cash offer for shares of The Energy Group.



                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PACIFICORP
                                        (Registrant)



                                        By: RICHARD T. O'BRIEN
                                            ________________________________
                                            Richard T. O'Brien
                                            Senior Vice President and
                                            Chief Financial Officer


Date:  February 4, 1998
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                               INDEX TO EXHIBITS
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EXHIBIT                           DESCRIPTION                             PAGE
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  99(a)        PacifiCorp news release issued February 3, 1998.

  99(b) Announcement of PacifiCorp and The Energy Group, dated February 3, 1998, relating to the proposed cash offer for shares of The Energy Group.
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